UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 1996  (May 24, 1996)

Commission File Number                        0-11176

                              NTS-PROPERTIES III
            (Exact name of registrant as specified in its charter)

          Georgia                                       61-1017240
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)                No.)

   10172 Linn Station Road
   Louisville, Kentucky                                     40223
(Address of principal executive                          (Zip Code)
offices)

Registrant's telephone number,
including area code                                     (502) 426-4800

                              Not Applicable
           Former name, former address and former fiscal year,
                       if changed since last report




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Item 5.      Other Items

             As of May 24, 1996, NTS-Properties III (the "Partnership") has elected to fund an additional amount of $143,700 to its Interest Repurchase Reserve for the second quarter of 1996. The Interest
             Repurchase  Reserve was originally  established in 1995 pursuant to
             Section 16.4 of the Partnership's Amended and Restated Agreement of Limited Partnership. With this funding, the Partnership will be able to purchase up to 690 Units at a currently contemplated price of $208 per Unit. The Partnership intends to notify the limited partners of the additional funding to the Interest Repurchase Reserve and the opportunity to request that the Partnership repurchase Units at the established price by letter dated May 24, 1996, a copy of which is attached hereto and made a part thereof.



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May 24, 1996

Dear NTS Properties III Investor:

On October 3, 1995, the Partnership announced the funding of an Interest Repurchase Reserve of $156,000 under which the Partnership repurchased and retired 750 Units of the Partnership at a price of $208 per Unit. The Partnership received repurchase requests well in excess of the 750 Units.

In January 1996, the Partnership funded an additional $100,000 to the Interest Repurchase Reserve to permit the repurchase and retirement of another 480 Units at $208 per Unit. The Partnership has again received repurchase requests in excess of the 480 Units.

The Partnership has elected to fund an additional amount of $143,700 to the Interest Repurchase Reserve for the second quarter of 1996. With this funding, the Partnership will be able to PURCHASE UP TO 690 ADDITIONAL UNITS AT A CURRENTLY CONTEMPLATED PRICE OF $208 PER UNIT from investors who sign and return the Repurchase Request form attached to this letter.

Units will be repurchased on a "first-come, first served" basis until the Interest Repurchase Reserve is depleted. If the number of Units submitted for repurchase again exceeds that which can be repurchased by the Partnership, those additional Units may be repurchased in subsequent quarters. The Partnership may at the discretion of the General Partner continue to set aside funds in the Interest Repurchase Reserve.

The above offering price per Unit was established by the General Partner in its sole discretion, and does not purport to represent the fair market value or liquidation value of a Unit. The General Partner believes that this purchase price represents a substantial discount from the value of each Unit, and strongly recommends to the investors that Units be held and not sold. However, there is no guarantee of the amount that limited partners who choose not to sell will receive upon the ultimate liquidation of the Partnership.

If you are interested in the Partnership repurchasing your Units, please sign, date and return the enclosed Repurchase Request as instructed. Upon receipt of your signed Repurchase Request, we will provide you with the appropriate transfer form and instructions. NO TRANSFER FEES OR COMMISSIONS WILL BE CHARGED FOR THE REPURCHASE.

You may obtain further information on the Interest Repurchase Reserve by calling our Investor Services at (303) 705-6196.


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                               REPURCHASE REQUEST

                        For Limited Partnership Units in

                               NTS Properties III



Date:__________________






I request that NTS Properties III repurchase my limited partnership interest(s) ("Units") at the price of $208 per Unit, as described in the letter to me from NTS-Properties Associates dated May 24, 1996 to which this Repurchase Request is attached. AS A CONDITION TO REPURCHASE, I UNDERSTAND THAT I HEREBY WAIVE THE PROVISIONS OF SECTION 16.4 OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF NTS PROPERTIES III (THE "PARTNERSHIP AGREEMENT") REGARDING THE PRICE AND TERMS OF REPURCHASE OF UNITS, AND FULLY AND FINALLY RELEASE NTS PROPERTIES III AND ITS GENERAL PARTNER FROM ANY AND ALL KNOWN OR UNKNOWN CLAIMS, LIABILITY AND ACTIONS, WHETHER ARISING UNDER OR PERTAINING TO THE OFFERING OR PROSPECTUS FOR NTS PROPERTIES III, THE PARTNERSHIP AGREEMENT OR OTHERWISE. I WILL REAFFIRM MY WAIVER AND RELEASE UPON EXECUTION OF THE TRANSFER DOCUMENTS. PLEASE SEND ME THE APPROPRIATE TRANSFER DOCUMENTS.

I own ________ Units of NTS Properties III. I have read and fully understand the foregoing.



[Each owner of the Limited Partner Units must sign below.]




- --------------------------------     ------------------------------------------

Signature of Limited Partner         Signature of Limited Partner



- --------------------------------     ------------------------------------------
Printed Name                         Printed Name



Once completed, forward this form to:           NTS Properties III
                                                c/o Gemisys Corporation
                                                7103 S. Revere Parkway
                                                Englewood, CO 80112



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              NTS-PROPERTIES III
                                                  (Registrant)

                                   BY:    NTS-Properties Associates
                                          BY:   NTS Capital Corporation,
                                                General Partner


                                                /s/ Gregory A. Compton
                                                Gregory A. Compton
                                                Senior Vice President/Secretary



Date:     May 24, 1996




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